UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07381

T. Rowe Price Health Sciences Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Health Sciences Fund	December 31, 2013

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The Health Sciences Fund posted exceptionally strong returns in the 12 months ended December 31, 2013. Your fund and its peer group easily outperformed the broad market as measured by the S&P 500 Index. Stock selection was a strong relative performance contributor versus its Lipper peer group, while industry allocation decisions modestly detracted.

PERFORMANCE COMPARISON

In the 12 months ended December 31, 2013, the Health Sciences Fund surged 51.40%, significantly outperforming the 32.39% return for the S&P 500 Index and in line with the 51.33% gain for the Lipper Health/Biotechnology Funds Index. For the year, our comparison with the Lipper peer group benefited from stock selection in biotechnology and pharmaceuticals and an underweight allocation to products and devices stocks. Our largest industry detractor was products and devices, where stock selection was poor.

The Health Sciences Fund has delivered consistently strong longer-term performance. Lipper ranked the portfolio in the top decile of its universe of health/biotechnology funds for the 5- and 10-year periods ended December 31, 2013. (Based on cumulative total return, Lipper ranked the Health Sciences Fund 35 of 85, 15 of 76, 5 of 70, and 5 of 51 funds in the health/biotechnology funds universe for the 1-, 3-, 5-, and 10-year periods ended December 31, 2013, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks generated strong first-half gains and even better results in the last six months of 2013, and the health care sector was a top contributor to the broad market advance. Investors were generally pleased with the health of the economy. After posting sluggish growth in the first half, the U.S. economy appeared to be gaining traction as the year came to an end. The latest government data revision on gross domestic product growth showed that the economy grew at a 4.1% annualized rate in the third quarter, a drastic improvement from its nearly flat performance earlier in the year. Although corporate revenue growth was generally sluggish, the market has benefited from steady, albeit modest, earnings growth fueled by historically high profit margins and price/earnings multiple expansion (the price that investors are willing to pay for stocks as a multiple of corporate earnings).

Growth stocks have had the upper hand on value stocks since the 2008–2009 financial crisis, and that was the case once again in 2013, as growth-oriented sectors—such as health care, consumer discretionary, and industrials and business services—outperformed. The value-focused sectors, including utilities and telecommunication services, lagged but still posted double-digit gains. Small-cap stocks outperformed mid- and large-caps for the year.

The Lipper Health/Biotechnology Funds Index handily outperformed the S&P 500 Index for the year. Within the Lipper index, the top-performing segments were biotechnology (+70%), which accounts for more than a third of the health care sector, the tiny life sciences segment (+79%), and pharmaceuticals (+51%). Services and products and devices, despite lagging the health care sector, each advanced 38%. As we have written in previous shareholder reports, we build your portfolio one stock at a time based on each company’s individual merit, a process known as bottom-up stock selection. We keep an eye on our overall industry allocations and maintain broad diversification. However, we believe that stock selection will have far more bearing on our performance than allocation decisions.

PORTFOLIO REVIEW

Gilead Sciences was the best contributor in the past six and 12 months and has been a stellar performer for many years. The company has been one of our largest holdings for more than a decade. Gilead is a market leader, with more than a $100 billion market capitalization, and it is the dominant player in the $16 billion worldwide HIV antiviral market. The majority of Gilead’s revenues come from the sale of HIV medicines, including Atripla, Truvada, Viread, and Stribild, a recently approved medication. Stribild is a complete HIV treatment that combines four medicines in a once-a-day pill. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In an effort to replicate its commercial dominance in HIV in the rapidly expanding market for hepatitis C treatments, Gilead acquired Pharmasset in 2012. Investors are increasingly optimistic regarding the prospects for Solvadi, a new hepatitis C drug that was recently approved by the Food and Drug Administration (FDA). Solvadi is the first oral regimen for hepatitis C and is more tolerable for patients than the current treatments that require injecting interferon. Additionally, Gilead presented positive data for a promising cancer compound, idelalisib, which we believe could add $1 billion to the company’s revenues by 2017.

Gilead continued to generate strong revenues and earnings gains, and we believe that the company can continue to beat Wall Street’s estimates. The management team is executing well, which gives us confidence that Gilead’s earnings will accelerate over the intermediate term. Gilead remains our best idea in the large-cap biotechnology space.

As shown in our Contributions to the Change in Net Asset Value table on page 10, Incyte was the portfolio’s second-best 6- and 12-month performer. Its share price gain actually outperformed Gilead’s, but the multiyear top-10 holding is a much smaller company and position in the portfolio. We started buying Incyte when it was a small-cap, but it has grown into a mid-cap, with a $6 billion market capitalization. The company is a fully integrated biotech focused on small molecule drugs for oncology and inflammation. Incyte’s one marketed drug, Jakafi, is approved in the U.S. and Europe for the treatment of myelofibrosis (MF), a fatal disease of the bone marrow. Beyond MF, Jakafi is also being developed for a related condition, polycythemia vera (PV), and several cancer indications.

The company has marketing partnership agreements with Novartis and Eli Lilly, and in our view, has an attractive two- to three-year risk/reward profile. First, we see potential for Jakafi in MF and PV that, if realized, could provide a stable base of business and generate significant earnings power within four years. Second, we believe that Jakafi or similar follow-on drugs will likely demonstrate meaningful benefits in several tumor types. Third, the company has several promising pipeline products. While there are always downside risks, we are optimistic about the potential for Jakafi as a transformative drug for MF and PV. Additionally, Incyte should have limited downside based on its takeover value to a strategic acquirer—the company’s market cap and product pipeline put it in the “sweet spot” for an acquisition by a large-cap pharmaceutical company.

Valeant Pharmaceuticals International was a top contributor for the 12 months ended December 31, 2013, and has been an excellent performer for several years. The Ontario-based specialty pharmaceutical company has grown rapidly from a small-cap into a global large-cap through a series of acquisitions and solid internal growth. The company develops, manufactures, and markets a wide array of neurological, dermatological, and branded generic products. Its latest acquisition, Bausch + Lomb, provides Valeant with a strong position in the lucrative eye care market that should be highly accretive to earnings.

Valeant has repeatedly reported solid revenue and earnings gains, and in 2013, its stock nearly doubled as investors embraced the company’s aggressive acquisition strategy. In early 2014, after the end of the reporting period, the company announced its full-year revenue and earnings guidance, and the news sent Valeant’s shares up more than 10%. The CEO’s stated goal is to become one of the five largest pharmaceutical companies by the end of 2016. This is an aggressive goal requiring a quadrupling of market cap. While we don’t think that this goal is a guarantee, we have confidence in the talented CEO and applaud his moxie. We continue to believe Valeant can generate above-average stock performance, and the company remains a core holding.

As shown in the Contributions to the Change to Net Asset Value table, our best contributors swamped the poorest performers. For the year, our 10 best contributors added $8.71 to the fund’s share price, while the 10 worst contributors detracted $0.69.

Among the portfolio’s detractors, Affymax was the year’s largest drag on the portfolio’s net asset value. The company’s sole drug, Omontys, which treats anemia associated with chronic kidney disease, was recalled following several fatal allergic reactions. In our opinion, it seemed unlikely that the company would recover from this news. At the time of the announcement, Affymax had approximately nine months of operating income in cash and no other pipeline products. Given the bad news and a lack of meaningful prospects, we eliminated the position at a loss.

Like Affymax, Infinity Pharmaceuticals is a development-stage company with one promising cancer drug. The stock posted several all-time highs in the first quarter of 2013. However, data on IPI-145, which treats various forms of lymphoma and leukemia, raised questions about Infinity’s product versus the competing drugs being developed by Pharmacyclics and Gilead. We decided to cut our losses and sold our stake in the company.

Our third-largest detractor for the year was Amarin, a Dublin, Ireland-based pharmaceutical company that develops therapies for cardiovascular diseases. The company’s leading product, Vascepa, is a blood fat/lipid-lowering drug used to treat high triglyceride levels. In the fourth quarter of 2013, the FDA delayed a decision on whether to expand the drug’s uses and postponed its decision on its appeal for a special protocol assessment, which would have made it easier and faster to get through the regulatory approval process. News of the FDA’s decision raised questions about Vascepa’s efficacy and sent Amarin’s shares cascading. We decided that it was unlikely the FDA would approve Vascepa and eliminated the stock.

While most of the portfolio’s investments are in U.S. common stocks, the fund will selectively invest in non-U.S. companies. Over the past 12 months, the portfolio’s holdings in overseas investments generated positive absolute performance but detracted from our comparison with the Lipper benchmark. Additionally, the fund can write call and put options primarily as a means of augmenting income. Normally, the portfolio will own the securities on which it writes these options. The premium income recovered by writing covered options can help reduce, but not eliminate, portfolio volatility. For the year, the options strategy contributed positively to results.

OUTLOOK

Our outlook for the health care sector remains largely unchanged since our midyear shareholder report, although many stocks are more dearly priced. We believe that health care will remain a strong performer given the economic uncertainties. There is little evidence that the economy is going to experience a sudden resurgence, and in the slow-growth scenario that we expect, health care should continue to perform well. That said, we want to caution existing and prospective shareholders not to extrapolate the fund’s strong past performance into the future. While we believe that our holdings will continue to appreciate in 2014, it is unrealistic to think that we will be able to sustain the pace of returns that we generated in 2013.

Health care is still a defensive sector because people get sick and will purchase medicine regardless of the economy’s condition. However, pharmaceutical consumption, laboratory tests, doctor visits, and surgical procedures have remained below-average for several years, a trend that we expect to persist in the coming years due to the increasing prevalence of insurance plans with higher deductibles and higher out-of-pocket expenses. Depressed utilization levels could create a challenge for volume-driven businesses, while creating advantages for companies in the managed-care industry, which tends to benefit from lower utilization rates. We believe health care costs are likely to remain a key issue for governments and businesses, so we are focused on identifying companies that can lower health care costs, such as certain pharmacy benefit management companies, and improve outcomes, such as some service providers. However, we continue to spend most of our efforts on finding companies, typically small- and mid-cap biotechnology firms, that can bring innovative new therapies to market.

Our positive sentiment toward the health sciences sector and our investment approach are unchanged. We continue to believe that the health care universe is diverse, dynamic, and represents one of the most attractive growth areas in the global economy. Secular forces, including the development of new drugs and therapies to address major medical needs; breakthrough products being developed by biotechnology companies; and the development of lifesaving and lifestyle-enhancing devices, will remain in demand.

We would like to thank our fellow shareholders for their ongoing support and confidence in T. Rowe Price. As always, we will continue to work diligently on your behalf.

Respectfully submitted,

Taymour R. Tamaddon
President of the fund and chairman of its Investment Advisory Committee

January 17, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks, such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/13
Gilead Sciences	7.6%
Alexion Pharmaceuticals	4.5
Biogen Idec	3.1
UnitedHealth Group	3.0
Valeant Pharmaceuticals International	3.0
Agilent Technologies	2.9
Incyte	2.9
McKesson	2.7
Pharmacyclics	2.5
AbbVie	2.3
Aetna	2.1
Actavis	1.9
Thermo Fisher Scientific	1.9
Humana	1.9
Regeneron Pharmaceuticals	1.9
Alkermes	1.6
Vertex Pharmaceuticals	1.5
Celgene	1.4
Aegerion Pharmaceuticals	1.4
Cardinal Health	1.3
Becton, Dickinson & Company	1.3
Medicines Company	1.2
Bristol-Myers Squibb	1.2
Universal Health Services	1.2
Cigna	1.1
Total	57.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/13

Best Contributors		Worst Contributors	
Gilead Sciences	147¢	Neurocrine Biosciences	-12¢
Incyte	106	AVANIR Pharmaceuticals	-8
Alexion Pharmaceuticals	91	Intuitive Surgical	-6
Valeant Pharmaceuticals International	50	Amarin**	-5
Pharmacyclics	44	Coronado Biosciences**	-5
Puma Biotechnology	38	Rite Aid*	-5
Biogen Idec	37	Laboratory Corporation of America	-4
Onyx Pharmaceuticals**	34	Tesaro	-3
Pacira Pharmaceuticals	30	Raia Drogasil	-3
Celgene	30	Vical**	-2
Total	607¢	Total	-53¢

12 Months Ended 12/31/13

Best Contributors		Worst Contributors	
Gilead Sciences	220¢	Affymax**	-12¢
Incyte	130	Infinity Pharmaceuticals**	-12
Valeant Pharmaceuticals International	96	Amarin**	-9
Alexion Pharmaceuticals	91	Edwards Lifesciences**	-9
Pharmacyclics	79	Raia Drogasil	-5
Alkermes	55	Coronado Biosciences***	-5
Puma Biotechnology	53	Rite Aid*	-5
Aegerion Pharmaceuticals	49	HMS	-4
Biogen Idec	49	Nuance Communications**	-4
Celgene	49	Rigel Pharmaceuticals**	-4
Total	871¢	Total	-69¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 97.6%		
BIOTECHNOLOGY 33.3%		
Major Biotechnology 17.9%		
Alkermes (1)	3,355,200	136,423
Array BioPharma (1)(2)	6,768,700	33,911
Biogen Idec (1)	961,200	268,896
Celgene (1)	692,876	117,068
Gilead Sciences (1)(6)	8,673,000	651,776
Medicines Company (1)	2,652,400	102,436
Neurocrine Biosciences (1)(2)	3,599,600	33,620
Novavax (1)	3,284,400	16,816
Seattle Genetics (1)	343,600	13,706
United Therapeutics (1)	271,700	30,724
Vertex Pharmaceuticals (1)	1,696,976	126,085
		1,531,461
Other Biotechnology 15.4%		
ACADIA Pharmaceuticals (1)	766,400	19,152
Acceleron Pharma (1)	226,683	8,977
Acorda Therapeutics (1)	164,400	4,800
Alexion Pharmaceuticals (1)(6)	2,919,100	388,415
Alexza Pharmaceuticals, Warrants, 10/5/16 Acquisition Date: 10/5/09, Acquisition Cost $24 (1)(3)(4)	18,963	—
Alnylam Pharmaceuticals (1)	695,600	44,748
BioMarin Pharmaceutical (1)	1,112,100	78,147
Chimerix (1)	361,400	5,461
Clovis Oncology (1)	324,542	19,560
CymaBay Therapeutics, Acquisition Date: 9/30/13 Acquisition Cost $980 (1)(2)(3)(4)	200,000	980
CymaBay Therapeutics, Acquisition Date: 4/11/07 Acquisition Cost $2,000 (1)(2)(3)(4)	75,471	370
CymaBay Therapeutics, Warrants, 9/30/18 Acquisition Date: 9/30/13, Acquisition Cost $20 (1)(2)(3)(4)	40,000	20
Exelixis (1)	4,360,800	26,732
Idenix Pharmaceuticals (1)	3,168,700	18,949
Incyte (1)(6)	4,855,600	245,839

InterMune (1)	3,564,910	52,511
Intrexon (1)	156,500	3,725
Isis Pharmaceuticals (1)	1,261,000	50,238
Momenta Pharmaceuticals (1)	444,237	7,854
Nektar Therapeutics (1)	375,000	4,256
Ophthotech (1)	312,000	10,093
Portola Pharmaceuticals (1)	342,679	8,824
Prothena (1)	552,100	14,642
Puma Biotechnology (1)	904,005	93,592
QuatRx Pharmaceuticals, Acquisition Date: 5/11/07-8/11/10 Acquisition Cost $4,000 (1)(3)(4)	984,435	5,208
Regeneron Pharmaceuticals (1)(6)	576,800	158,758
Sophiris Bio (1)(2)	1,172,400	4,338
Sophiris Bio (CAD) (1)(2)	114,490	424
Stemline Therapeutics (1)	363,400	7,123
Sunesis Pharmaceuticals (1)	2,031,400	9,629
TESARO (1)	994,138	28,074
		1,321,439
Total Biotechnology		2,852,900

LIFE SCIENCES 7.2%

Life Sciences 7.2%

Abcam (GBP)	1,727,295	14,044
Agilent Technologies	4,327,830	247,509
Bruker (1)	1,291,700	25,537
Covance (1)	620,000	54,597
FEI	687,951	61,475
GenMark Diagnostics (1)	982,821	13,081
Illumina (1)	150,000	16,593
Mettler-Toledo International (1)	80,800	19,601
NanoString Technologies (1)	22,074	381
Oxford Immunotec Global (1)	329,800	6,392

Thermo Fisher Scientific	1,438,899	160,221
Total Life Sciences		619,431

PHARMACEUTICALS 20.6%

European Major - Pharmaceuticals 0.5%

Bayer (EUR)	275,000	38,570
Bayer, ADR	8,400	1,193
Zeneca, Acquisition Date: 7/18/13, Acquisition Cost $0 (1)(3)	375,635	225
		39,988

Major Pharmaceuticals 18.4%

AbbVie	3,706,900	195,761
Actavis (1)	954,756	160,399
Aegerion Pharmaceuticals (1)(2)	1,634,500	115,984
Allergan	108,800	12,086
Aspen Pharmacare Holdings (ZAR)	1,091,521	27,961
Bristol-Myers Squibb	1,908,900	101,458
Cadence Pharmaceuticals (1)	2,337,100	21,151
Cadence Pharmaceuticals, Warrants, 2/18/14 Acquisition Date: 2/18/09, Acquisition Cost $14 (1)(3)	110,000	133
Endocyte (1)	230,000	2,459
Forest Laboratories (1)	1,134,700	68,116
Ironwood Pharmaceuticals (1)	384,400	4,463
Jazz Pharmaceuticals (1)	600,000	75,936
Merck	845,100	42,297
Natco Pharma (INR)	154,973	2,025
Novartis, Regulation D Shares (CHF)	409,428	32,679
Pfizer	1,192,100	36,514
Pharmacyclics (1)(6)	2,052,700	217,135
Roche Holding - Genusscheine (CHF)	225,000	62,855
Shire (GBP)	350,000	16,530
Shire, ADR	200,000	28,258
Takeda Pharmaceutical (JPY)	934,500	42,898
Towa Pharmaceutical (JPY)	151,700	6,367

UCB (EUR)	550,000	40,964
Valeant Pharmaceuticals International (1)(6)	2,157,600	253,302
Vanda Pharmaceuticals (1)	938,313	11,644
Vectura (GBP) (1)	1,200,000	2,782
		1,582,157
Specialty Pharmaceuticals 1.7%		
AMAG Pharmaceuticals (1)	578,699	14,045
AVANIR Pharmaceuticals (1)(2)	8,831,870	29,675
CFR Pharmaceuticals (CLP)	20,500,000	4,604
Mallinckrodt (1)	157,175	8,214
Pacira Pharmaceuticals (1)	1,232,800	70,874
Supernus Pharmaceuticals (1)(2)	2,143,400	16,161
		143,573
Total Pharmaceuticals		1,765,718
PRODUCTS & DEVICES 9.7%		
Implants 6.8%		
ArthroCare (1)	228,083	9,178
Becton, Dickinson & Company	985,000	108,833
Covidien	1,253,400	85,357
DENTSPLY International	1,525,500	73,956
EnteroMedics (1)	1,650,000	3,366
EnteroMedics, Warrants, 6/13/16 (1)	571,100	802
EnteroMedics, Warrants, 9/28/16 (1)	100,000	150
HeartWare International (1)	247,500	23,255
Hospira (1)	94,400	3,897
Intuitive Surgical (1)(6)	180,000	69,134
Mindray Medical International, ADR	482,300	17,536
Shandong Weigao Group Medical Polymer, H Shares (HKD)	17,040,000	22,986
St. Jude Medical	1,043,700	64,657
Stryker	566,000	42,529
Tornier (1)	1,264,833	23,766

Urologix (1)	494,109	89
Utah Medical Products	44,832	2,563
Volcano (1)	1,513,407	33,068
Wright Medical Group, Rights, 1/2/24 (1)	200,000	65
		585,187
Other Products & Devices 2.9%		
Cooper Companies	477,500	59,133
Cynosure, Class A (1)	250,000	6,670
IDEXX Laboratories (1)	606,500	64,513
Insulet (1)	513,906	19,066
Sirona Dental Systems (1)	944,200	66,283
Thoratec (1)	805,100	29,467
		245,132
Total Products & Devices		830,319
SERVICES 26.8%		
Distribution 8.5%		
AmerisourceBergen	528,700	37,173
Cardinal Health	1,690,409	112,936
Catamaran (1)	1,642,324	77,978
China Medical System (HKD)	31,875,300	34,077
CP ALL (THB)	7,000,000	8,947
Express Scripts Holding (1)	1,109,500	77,931
Henry Schein (1)(6)	699,400	79,914
McKesson	1,409,800	227,542
MWI Veterinary Supply (1)	118,400	20,198
Raia Drogasil (BRL)	1,350,000	8,486
Walgreen	705,000	40,495
		725,677
Information 1.1%		
Accretive Health (1)	419,426	3,842

athenahealth (1)(6)	465,200	62,569
Cerner (1)	462,200	25,763
Veeva Systems, Class A (1)	108,300	3,477
		95,651
Other Services 4.4%		
Advisory Board (1)	968,674	61,675
Air Methods (1)	1,334,400	77,836
HMS Holdings (1)	1,881,600	42,769
Laboratory Corporation of America (1)	642,800	58,733
MEDNAX (1)	895,000	47,775
Rite Aid (1)	12,485,100	63,175
Team Health Holdings (1)	658,100	29,976
		381,939
Payors 10.0%		
Aetna	2,682,783	184,012
Cigna	1,093,300	95,642
E-Health (1)	300,000	13,947
Humana	1,540,600	159,021
UnitedHealth Group	3,386,700	255,018
WellCare Health Plans (1)	819,400	57,702
WellPoint	1,032,880	95,428
		860,770
Providers 2.8%		
Acadia Healthcare (1)	506,100	23,954
Bumrungrad Hospital (THB)	204,700	547
DaVita HealthCare Partners (1)	100,000	6,337
HCA Holdings (1)	1,294,900	61,780
LCA-Vision (1)(2)	1,000,000	3,900
Life Healthcare Group Holdings (ZAR)	2,835,060	11,313
Mediclinic International (ZAR)	1,742,933	12,627
OdontoPrev (BRL)	2,568,500	10,699
Select Medical Holdings	779,100	9,045

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $19,973 and represents 0.2% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Seven-day yield

(6) All or a portion of this security is pledged to cover written call options at December 31, 2013.

ADR American Depository Receipts
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CLP Chilean Peso
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
INR Indian Rupee
JPY Japanese Yen
THB Thai Baht
ZAR South African Rand

OPTIONS WRITTEN 0.0%

Agilent Technologies, Put, 1/18/14 @ $45.00 (1)	150,000	(7)
Alexion Pharmaceuticals, Call, 1/18/14 @ $110.00 (1)	15,000	(352)
Alexion Pharmaceuticals, Call, 1/18/14 @ $115.00 (1)	15,000	(274)
Alexion Pharmaceuticals, Put, 1/18/14 @ $110.00 (1)	30,000	(7)
Alexion Pharmaceuticals, Put, 1/18/14 @ $115.00 (1)	30,000	(10)
AmerisourceBergen, Put, 1/18/14 @ $45.00 (1)	25,000	(1)
athenahealth, Call, 1/18/14 @ $130.00 (1)	65,000	(423)
Bristol-Myers Squibb, Put, 1/18/14 @ $35.00 (1)	200,000	(2)
Centene, Put, 1/18/14 @ $40.00 (1)	50,000	(6)
Eli Lilly, Put, 1/18/14 @ $55.00 (1)	100,000	(398)
Express Scripts Holding, Put, 1/18/14 @ $55.00 (1)	10,000	(1)
Forest Laboratories, Put, 1/18/14 @ $40.00 (1)	310,000	(8)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/13
Investment Income (Loss)		
Income		
Dividend	$	39,224
Interest		81
Securities lending		19
Total income		39,324
Expenses		
Investment management		45,024
Shareholder servicing		8,369
Prospectus and shareholder reports		346
Custody and accounting		399
Registration		261
Legal and audit		71
Directors		34
Proxy and annual meeting		207
Miscellaneous		145
Total expenses		54,856
Expenses paid indirectly		(1)
Net expenses		54,855
Net investment loss		(15,531)
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		728,294
Written options		28,828
Foreign currency transactions		48
Net realized gain		757,170
Change in net unrealized gain / loss		
Securities		2,078,279
Written options		(10,798)
Other assets and liabilities denominated in foreign currencies		11
Change in net unrealized gain / loss		2,067,492
Net realized and unrealized gain / loss		2,824,662
INCREASE IN NET ASSETS FROM OPERATIONS	$	2,809,131

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Health Sciences Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $136,000 for the year ended December 31, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2013, totaled $272,000 for the year ended December 31, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2013, the fund held equity derivatives with a fair value of $4,000, included in Investments in Securities, and $3,469,000, included in Written Options, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2013, no margin had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2013, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the year ended December 31, 2013, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2013, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,682,163,000 and $3,078,426,000, respectively, for the year ended December 31, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2013 and December 31, 2012, were characterized for tax purposes as follows:

At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2013, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $175,000 for Price Associates; $2,744,000 for T. Rowe Price Services, Inc.; and $636,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2013, the fund was charged $50,000 for shareholder servicing costs related to the college savings plans, of which $32,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2013, less than 1% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2013, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 380,491 shares of the fund, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Health Sciences Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $130,376,000 from short-term capital gains,

  $514,568,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $38,117,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $29,812,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2001	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1995
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Health Sciences Fund	Principal Occupation(s)

Ziad Bakri, M.D. CFA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Vice President, Cowen and
Company (to 2012)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company; Vice
Vice President	President, T. Rowe Price and T. Rowe Price
Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Jon Davis Wood, CFA (1979)	Employee, T. Rowe Price; formerly Senior
Vice President	Vice President and Senior Research Analyst,
Jeffries & Company, Inc. (to 2013); Senior
Equity Analyst, Bank of America Merrill Lynch
(to 2009)

Rouven J. Wool-Lewis, Ph.D. (1973)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Vice President of
Corporate Strategy, UnitedHealth Group (to
2011); Associate Analyst, Oppenheimer &
Company (to 2009)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014